UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2009

SCBT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina	001-12669	57-0799315
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

520 Gervais Street
Columbia, South Carolina		29201
(Address of principal executive offices)		(Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The management of SCBT Financial Corporation (“SCBT”) will participate in the Keefe, Bruyette & Woods’ (“KBW”) Regional Bank Conference in Boston, MA beginning on March 4, 2009.  Robert R. Hill, Jr., Chief Executive Officer, and John C. Pollok, Senior Executive Vice President, Chief Operating Officer and Chief Financial Officer, will meet with analysts and institutional investors, and will provide the attached investor presentation.   SCBT’s investor presentation is scheduled to begin at 9:30 a.m. ET on Thursday, March 5, 2009, and will be available to investors via a live webcast on KBW’s website (http://www.kbw.com).  A copy of the presentation will be made available at SCBT’s website (http://www.SCBTonline.com) and is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Cautionary Note Regarding Any Forward-Looking Statements

Statements included in this Current Report on Form 8-K (including information incorporated by reference herein) which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the Securities and Exchange Act of 1934, as amended. SCBT Financial Corporation cautions readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; (3) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (4) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (5) transaction risk arising from problems with service or product delivery; (6) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (7) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (8) reputation risk that adversely affects earnings or capital arising from negative public opinion; (9) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (10) risk of a downturn in the economy, changes in the credit markets, greater than expected non-interest expenses, excessive loan losses, restrictions imposed under the United States Treasury's Capital Purchase Program and the possibility that our company may repurchase some or all of the securities issued to United States Treasury under the Capital Purchase Program, and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation for the KBW Regional Bank Conference in Boston, MA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date: March 5, 2009	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Presentation for the KBW Regional Bank Conference in Boston, MA